Exhibit 10.47
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) OF THE ACT. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACE OF 1933, AS AMENDED, OR PURSUANT TO RULE 144 UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.
WARRANT
To Purchase Common Stock of
CIPHERGEN BIOSYSTEMS, INC.
August 3, 2006
     THIS WARRANT CERTIFIES that, for value received, Oppenheimer & Co. Inc. (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or prior to 5:00 P.M., Pacific Time on August 3, 2011 (the “Expiration Date”), but not thereafter, to subscribe for and purchase, from Ciphergen Biosystems, Inc., a Delaware company (the “Company”), One Hundred Thousand (100,000) shares of common stock (the “Warrant Stock”) of the Company (the “Warrant”). The purchase price for one share of the Company’s common stock under this Warrant shall equal $1.26 per share (the “Exercise Price”).
     The purchase price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. The class and series of shares of capital stock of the Company issuable upon exercise of this Warrant is also subject to adjustment pursuant to Section 9 hereof.
     1. Exercise of Warrant.
          (a) The purchase rights represented by this Warrant are exercisable by the Holder hereof, in whole or in part, at any time before the Expiration Date, by the surrender of this Warrant, and the Notice of Exercise annexed hereto duly executed at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of the Company), and upon payment of the purchase price of the Warrant Stock thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cash wire transfer to the Company); whereupon the Holder of this Warrant shall be entitled to receive a certificate for the number of Warrant Stock so purchased. The Company agrees that if the Holder surrenders this Warrant and tenders the purchase price on or prior to the Expiration Date, the Warrant Stock so purchased shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the date on which this Warrant was exercised as aforesaid.
          (b) In lieu of exercising this Warrant by payment pursuant to paragraph 2(a) above, the Holder may elect to receive Warrant Stock equal to the value of this Warrant (or the portion thereof being exercised), at any time before the Expiration Date, by surrender of this Warrant at the principal executive office of the Company, together with the Notice of Conversion annexed hereto, in which event the Company will issue to the Holder Warrant Stock according to the following formula:

X = Y(A—B) A
     Where,
          X = The number of Warrant Stock to be issued to Holder;
          Y = The number of Warrant Stock for which the Warrant is being exercised;
          A = The fair market value of one share of Warrant Stock determined as set forth herein; and
          B = The Exercise Price.
          For purposes of this subsection l(b), the fair market value of a share of Warrant Stock is defined as follows:
               (1) if the exercise occurs at a time during which the Company’s common stock is traded on a national securities exchange or on the Nasdaq National Market or are actively traded over-the-counter, the fair market value of one common stock of the Company means the average of the last reported or closing sale price for the Company’s common stock on such exchange or market for the ten (10) trading days ending one business day prior to the date of exercise of this Warrant; and
               (2) in all other cases, the fair market value of one share of the Company’s common stock shall be determined in good faith by the Company’s Board of Directors.
     2. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to the Holder as follows:
          (a) Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:
               (i) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Warrant Stock to which such Holder shall be entitled upon such exercise.

               (ii) in case such exercise is in part only, a new warrant or warrants calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided herein. Such new warrant or warrants shall contain the same terms and conditions as this Warrant.
          (b) Valid Issuance, Nonassessable. This Warrant, when issued and delivered in accordance with the terms hereof, and the Warrant Stock, when issued pursuant to the terms hereof, shall be duly authorized and validly issued. All Warrant Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
          (c) Authorization. The Company has full power and authority to enter into this Warrant and to issue this Warrant under the terms and conditions contained herein. This Warrant has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation, enforceable in accordance with its terms.
          (d) Reservation of Authorized Shares. Through the period the Warrant is outstanding, the Company shall reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of the Company’s common stock upon the exercise of this Warrant (taking into consideration any adjustments as provided in Section 9 hereof). If at any time the number of authorized but unissued shares of the Company’s common stock shall be insufficient to effect the exercise of the entire Warrant, the Company will use commercially reasonable efforts to take such action as may, in the opinion of its counsel or the opinion of counsel to the Holder, be necessary to increase such authorized but unissued shares of common stock to a number sufficient to cover the exercise of the entire Warrant.
     3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant upon exercise.
     4. Charges. Taxes and Expenses. Issuance of certificates for common stock of the Company upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant.
     5. No Rights or Liabilities as Stockholders. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise thereof. In the absence of affirmative action by Holder to purchase

Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder shall cause such Holder to be a stockholder of the Company for any purpose.
     6. Exchange and Registry of Warrant. The Company shall maintain at its principal executive office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.
     7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.
     8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.
     9. Adjustments. The Exercise Price and the number of Warrant Stock purchasable hereunder are subject to adjustment from time to time as set forth in this Section 9.
          (a) Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities or any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 9.
          (b) Subdivision or Combination of Shares. In the event that the Company shall at any time subdivide the outstanding securities as to which purchase rights under this Warrant exist, or shall issue a stock dividend on the securities as to which purchase rights under this Warrant exist, the number of securities as to which purchase rights under this Warrant exist immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding securities as to which purchase rights under this Warrant exist, the number of securities as to which purchase rights under this Warrant exist immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.
          (c) Corporate Reorganizations. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of substantially all of the Company’s properties and assets to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, the Company shall take such steps so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or other securities, cash or property of the Company or the successor entity resulting from such reorganization, merger, consolidation or sale, to which the Holder of this Warrant would have been entitled under the terms and conditions of such reorganization, merger, consolidation or sale if this Warrant had been exercised prior to the record date of such reorganization, merger, consolidation or sale.
          (d) Cash Distributions. The Company will make no adjustment to the Exercise Price on account of cash dividends or interest on the Warrant Stock.
          (e) Other Distributions. If the Company at any time makes, or fixes a record date for the determination of holders of the Company’s common stock entitled to receive any distribution payable in securities of the Company, or any other securities or property other than cash dividends, then and in each such event provision shall be made so that the Holder hereof shall receive upon exercise of the Warrant, in addition to the number of shares of the Company’s common stock issuable upon exercise of this Warrant, the amount of such securities or property which such Holder would have received had this Warrant been exercised on the date of such event and had such Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities or property receivable by such Holder as aforesaid during such period, subject to all other adjustments called for such period under this Section 9 with respect to the rights of the Holder.
          (f) No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or bylaws, or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.
          Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding and (b) will not take any action which results in any adjustments of the Warrant Price if the total number of shares of Warrant Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Warrant Stock then authorized by the Company’s certificate of incorporation and available for the purpose of issue upon such exercise.
     10. Certificate of Adjustments. In the case of each adjustment or readjustment of the Warrant Price and/or the number of Warrant Stock, the Company, at its expense, will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company’s chief financial officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, to be delivered to the Holder of this Warrant. The Company will furnish or cause to be furnished to such Holder a certificate setting forth:
          (a) Such adjustments and readjustments;
          (b) The Warrant Price at the time in effect and how it was calculated;
and;
          (c) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.
     11. Notice of Record Date. In the event of:
          (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property;
          (b) Any capital reorganization of the Company, any reclassification or recapitalization of the Warrant Stock of the Company, any transfer of all or substantially all of assets of the Company to any other person, any consolidation or merger involving the Company, or any transaction contemplated in Section 9 above; or
          (c) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company will deliver to the Holder of this Warrant at least ten (10) business days prior to the date thereof, a notice specifying:
               (i) As the case may be, the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and the record date for determining stockholders entitled to vote thereon.
               (ii) As the case may be, the closing of any reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up, and the record date for determining stockholders entitled to vote thereon and the time, if any such time is to be fixed, as of which the holders of record of Warrant Stock shall be entitled to exchange their shares of Warrant Stock for the securities or other property deliverable upon such reorganization, consolidation, merger, transfer, dissolution liquidation or winding-up.
     12. Restrictions on Transferability of Warrant.
          (a) Restrictions on Transferability. This Warrant and the Warrant Stock issuable upon exercise of this Warrant shall not be sold, assigned, transferred or pledged except in compliance with this Section 12.
          (b) Restrictive Legend. The certificate or certificates evidencing the Warrant Stock issued upon exercise of this Warrant shall be stamped or imprinted with a legend in substantially the following form (in addition to any other legend reasonably requested by the Company or its counsel in order to comply with applicable federal and state securities laws):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) OF THE ACT. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACE OF 1933, AS AMENDED, OR PURSUANT TO RULE 144 UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.
     The Holder of this Warrant, and each transferee thereof, consents to the Company making a notation on its records and giving instructions to any transfer agent of the Warrant in order to implement the restrictions on transfer established in this Section 12.
          (c) Notice of Proposed Transfers. The Holder, by acceptance of this Warrant and the Warrant Stock, agrees to comply in all respects with the provisions of this Section 12(c). The Holder agrees not to make any disposition of all or any portion of the Warrant or the Warrant Stock unless and until (X) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (Y) the disposition is otherwise being made in compliance with applicable federal and state securities laws.

     13. Investment Representations and Covenants of the Holder. With respect to the acquisition of this Warrant, the Holder hereby represents and warrants to the Company as follows:
          (a) Experience. The Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.
          (b) Investment. The Holder is acquiring this Warrant for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that this Warrant has not been, and will not be, registered under the Securities Act.
          (c) Rule 144. The Holder acknowledges that the Warrant must be held indefinitely unless exercised or subsequently registered under the Securities Act, or unless an exemption from such registration is available. The Holder understands that the Company is not under any obligation to register this Warrant. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.
     14. Miscellaneous.
          (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.
          (b) Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.
          (c) Assignment. This Warrant may be assigned or transferred by the Holder to (i) an entity that acquires ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of more than fifty percent (50%) of the voting interest in the Holder; (ii) an entity that acquires all or substantially all of the assets of the Holder; or (iii) an entity that is the resulting entity of a merger or consolidation of the Holder. Upon such transfer this Warrant and all rights hereunder shall be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed on such transfer. Upon any transfer, the Company shall issue and deliver to the Holder a new warrant. Each taker and holder of this Warrant, by taking and holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. The terms and conditions of this Warrant shall be binding upon any successors or assigns of the Company. Upon transfer, the Holder shall have no further liability to the Company or any third party.
          (d) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, or sent by facsimile directed to the party to be notified at the address or facsimile number indicated for such person on the signature page hereof, or at such other address or facsimile number as such party may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, or upon confirmation of facsimile transfer.
          (e) Counterparts. This Warrant may be executed two counterparts, each of which shall be enforceable, and both of which shall constitute one instrument.
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     IN WITNESS WHEREOF, CIPHERGEN BIOSYSTEMS, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.
Dated: August 3, 2006

CIPHERGEN BIOSYSTEMS, INC. /s/ Gail Page
(Signature)

GAIL S. PAGE
(Print Name)

PRESIDENT & CEO
(Title)

Address: 6611 Dumbarton Circle Fremont, CA 94555

AGREED AND ACKNOWLEDGED: OPPENHEIMER & CO. INC. /s/ Kee Colen
(Signature)

Kee Colen
(Print Name)

Managing Director
(Title)

Address: 125 Broad Street — 16th Floor New York, NY 10004

NOTICE OF EXERCISE
To:    CIPHERGEN BIOSYSTEMS, INC.
(1) The undersigned hereby elects to purchase                                          shares of common stock (the “Shares”) of CIPHERGEN BIOSYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.
(2) Please issue a certificate of certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)

Address:

(3) The undersigned represents that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(Date)	(Signature)

(Print Name)

NOTICE OF CONVERSION
TO:   CIPHERGEN BIOSYSTEMS, INC.
1. The undersigned hereby elects to convert the attached Warrant into                       common shares (the “Shares”) of CIPHERGEN BIOSYSTEMS, INC. pursuant to Section 1(b) of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.
2. Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)

Address:

3. The undersigned represents that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(Date)	(Signature)

(Print Name)